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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2023

East Resources Acquisition Company

(Exact name of registrant as specified in its charter)

Delaware	001-39403	85-1210472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7777 NW Beacon Square Boulevard Boca Raton, Florida	33487
(Address of Principal Executive Offices)	(Zip Code)

(561) 826-3620
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	ERESU	The NASDAQ Stock Market LLC
Class A common stock, par value $0.0001 per share	ERES	The NASDAQ Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ERESW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement

On January 23, 2023, East Resources Acquisition Company, a Delaware corporation (the “Company”), issued a promissory note (the “Note”) in the principal amount of up to $565,497.31 to East Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), pursuant to which the Sponsor agreed to loan the Company up to $565,497.31 in connection with the extension of the Company’s time to consummate a business combination from January 27, 2023 to July 27, 2023.

As further described in Item 5.03 of this Current Report on Form 8-K, on January 23, 2023, the Sponsor deposited $94,249.55 of such funds into the Company’s trust account (the “Trust Account”), which amount will be included in the pro rata amount distributed to (i) holders of shares of the Company’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), upon the Company’s liquidation or (ii) holders of shares of Class A Common Stock who elect to have their shares redeemed in connection with the consummation of the Company’s initial business combination.

The Note bears no interest and is repayable in full upon the earlier of (a) the date of the consummation of the Company’s initial business combination, or (b) the date of the liquidation of the Company.

The foregoing description is qualified in its entirety by reference to the Note, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On January 23, 2023, the Company filed an amendment (the “Second Extension Amendment”) to the Company’s Amended and Restated Certificate of Incorporation (the “A&R Charter”) with the Secretary of State of the State of Delaware.  The Second Extension Amendment extends the date by which the Company must consummate its initial business combination from January 27, 2023 to July 27, 2023.

Pursuant to the Second Extension Amendment, on January 23, 2023, the Sponsor deposited $94,249.55 (or $0.033 per share of Class A Common Stock that was not redeemed in connection with the Special Meeting (as defined below)) into the Trust Account on behalf of the Company and thereby extended the period the Company has to complete an initial business combination from January 27, 2023 to February 27, 2023. In order to further extend the period the Company has to complete an initial business combination beyond February 27, 2023, an additional $94,249.55 (or $0.033 per share of Class A Common Stock that was not redeemed in connection with the Special Meeting) must be deposited into the Trust Account commencing on February 27, 2023 and on the 27th of each subsequent month, or portion thereof, that the Company requires to complete a business combination from January 27, 2023 until July 27, 2023.

The Sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until July 27, 2023, and if the Sponsor determines not to continue extending for additional calendar months, no additional funds will be deposited into the Company’s Trust Account.

The foregoing description is qualified in its entirety by reference to the Second Extension Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 5.07  Submission of Matters to a Vote of Security Holders

On January 20, 2023, the Company convened a special meeting of stockholders (the “Special Meeting”). As of the close of business on December 16, 2022, the record date for the Special Meeting, there was an aggregate of 18,343,972 shares of common stock outstanding (consisting of 9,718,972 shares of Class A Common Stock and 8,625,000 shares of the Company’s Class B common stock, par value $0.0001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), each of which was entitled to one vote with respect to the Second Extension Amendment Proposal (as defined below). A total of 16,557,147 shares of Common Stock, representing approximately 90.26% of the outstanding shares of Common Stock entitled to vote at the Special Meeting, were present in person or by proxy, constituting a quorum. The proposal listed below is described in more detail in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on December 30, 2022. The stockholders of the Company voted on a proposal to amend the A&R Charter to extend the date by which the Company must consummate a business combination (the “Second Extension Amendment Proposal”). A summary of the voting results at the Special Meeting is set forth below:

The Second Extension Amendment Proposal – To approve and amend the A&R Charter to extend the date by which the Company must consummate a business combination from January 27, 2023 to July 27, 2023.

For	Against	Abstain
15,840,829	707,122	9,196

Stockholders holding 6,862,925 shares of Class A Common Stock exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account.  As a result, approximately $70,070,464.25 (approximately $10.21 per share) will be removed from the Trust Account to pay such redeeming holders.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits

3.1	Amendment to the Amended and Restated Certificate of Incorporation of the Company.
10.1	Promissory Note issued to the Sponsor.
99.1	Press Release dated January 23, 2023
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

East Resources Acquisition Company

Date: January 23, 2023	By:	/s/ Gary L. Hagerman, Jr.
	Name:	Gary L. Hagerman, Jr.
	Title:	Chief Financial Officer and Treasurer

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